UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 27, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                     0-49790                   11-3200514
(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)                Number)               Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On June 28, 2006, Verint Systems Inc. (Nasdaq: VRNT) (the "Company" or "Verint") issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that the Nasdaq Listing Qualifications Panel (the "Panel") has granted the Company's request for continued listing on The Nasdaq National Market in a letter dated June 27, 2006. The Panel granted the Company's request for continued listing subject to the requirement that the Company file its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 by August 18, 2006 and that, by no later than August 25, 2006, it file its Quarterly Report on Form 10-Q for the Quarter ended April 30, 2006 and its Current Report on Form 8-K/A, amending the Current Report on Form 8-K dated January 9, 2006 to include the financial information required by Form 8-K in connection with the January 9, 2006 acquisition by the Company of MultiVision Intelligence Surveillance Limited's networked video security business. In the event the Company is unable to meet these deadlines, there can be no assurance that the Panel will grant an extension or that the Company's securities will remain listed on The Nasdaq Stock Market.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results related to Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock from Nasdaq; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release dated June 28, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 VERINT SYSTEMS INC.

                                                 By:    /s/ Igal Nissim
                                                     --------------------------
                                                 Name: Igal Nissim
                                                 Title: Chief Financial Officer



                                                 Dated: June 28, 2006

                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

   99.1                 Press Release of Verint Systems Inc. dated June 28, 2006